Exhibit 99.1

Kulicke & Soffa Pte. Ltd. 23A Serangoon North Ave 5 Singapore 554369 +65 6880-9600 main Co. Regn. No. 199902120H
Kulicke and Soffa Industries, Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA +1-215-784-6000 main www.kns.com

Kulicke & Soffa Reports Second Quarter 2023 Results
Improved Fiscal Second Half Demand Anticipated
Singapore – May 3, 2023 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa,” “K&S” or the “Company”), today announced financial results of its second fiscal quarter ended April 1, 2023. The Company reported second quarter net revenue of $173.0 million, net income of $15.0 million, representing EPS of $0.26 per fully diluted share, and non-GAAP net income of $21.9 million, representing non-GAAP EPS of $0.38 per fully diluted share.

Quarterly Results - U.S. GAAP
	Fiscal Q2 2023	Change vs. Fiscal Q2 2022	Change vs. Fiscal Q1 2023
Net Revenue	$173.0 million	down 55%	down 1.8%
Gross Profit	$84.1 million	down 58.3%	down 5.2%
Gross Margin	48.6%	down 390 bps	down 170 bps
Income from Operations	$12.6 million	down 90.3%	up 6.8%
Operating Margin	7.3%	down 2640 bps	up 60 bps
Net Income	$15.0 million	down 87.1%	up 2.7%
Net Margin	8.7%	down 2150 bps	up 40 bps
EPS – Diluted	$0.26	down 86%	up 4%

Quarterly Results - Non-GAAP
	Fiscal Q2 2023	Change vs. Fiscal Q2 2022	Change vs. Fiscal Q1 2023
Income from Operations	$20.4 million	down 84.9%	up 1%
Operating Margin	11.8%	down 2340 bps	up 30 bps
Net Income	$21.9 million	down 82%	up 0.5%
Net Margin	12.7%	down 1890 bps	up 30 bps
EPS – Diluted	$0.38	down 80.5%	up 2.7%
A reconciliation between the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also the “Use of non-GAAP Financial Results” section.

Fusen Chen, Kulicke & Soffa's President and Chief Executive Officer, stated, "We remain very focused on supporting technology transitions within the advanced display, advanced packaging and automotive markets through several high-profile customer engagements and broadening adoption of our emerging solutions. Additionally, we have experienced an uptick in customer interest and quote activity related to our high-volume markets."

Second Quarter Fiscal 2023 Financial Highlights
•Net revenue of $173.0 million.
•Gross margin of 48.6%.
•Net income of $15.0 million or $0.26 per share; non-GAAP net income of $21.9 million or $0.38 per share.
•GAAP cash from operations of $86.9 million; Adjusted free cash flow of $62.7 million
•Cash, cash equivalents, and short-term investments were $734.1 million as of April 1, 2023.
•The Company repurchased a total of 0.1 million shares of common stock at a cost of $5.0 million.

Third Quarter Fiscal 2023 Outlook
The Company currently expects net revenue in the third fiscal quarter of 2023 ending July 1, 2023 to be approximately $190 +/- $20 million, GAAP EPS to be approximately $0.23 +/- 10%, and non-GAAP EPS to be approximately $0.32 +/- 10%.

Fusen Chen commented, "We continue to expand market access and align on new, high-growth opportunities, while diversifying our end-market exposure. Past market expansion efforts have improved our trough-level performance and have better enhanced our long-term ability to create and deliver value to shareholders. While the rate of near-term growth will be governed by industry inventory levels and macro dynamics, we continue to anticipate gradual demand improvement across our portfolio over the coming quarters.”

During its second fiscal quarter the Company completed its acquisition of Advanced Jet Automation Co., Ltd., including the material business and assets formerly owned by its affiliate, Samurai Spirit Inc., a leading developer and manufacturer of high-precision micro-dispensing equipment and solutions in Taiwan.

Earnings Conference Call Details
A conference call to discuss these results will be held on May 4, 2023, beginning at 8:00am EDT. To access the conference call, interested parties may call +1-877-407-8037 or internationally +1-201-689-8037. A live webcast link and supplemental earnings presentation will also be available at investor.kns.com.

A replay will be available from approximately one hour after the completion of the call through May 11, 2023 by calling toll-free +1-877-660-6853 or internationally +1-201-612-7415 and using the replay ID number of 13734621. A webcast replay will also be available at investor.kns.com.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains the following non-GAAP financial results: income from operations, operating margin, net income, net margin, net income per diluted share and adjusted free cash flow. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, equity-based compensation, acquisition and integration costs, impairment relating to assets acquired through business combinations, impairment relating to equity investments, income tax expense arising from discrete tax items triggered by acquisition, restructuring and significant changes in tax laws, gain/loss on disposal of business, as well as tax benefits or expenses associated with the foregoing non-GAAP items. The non-GAAP adjustments may or may not be infrequent or nonrecurring in nature, but are a result of periodic or non-core operating activities. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results. The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.

Management uses both U.S. GAAP metrics as well as these non-GAAP metrics to evaluate the Company's operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors' ability to view the Company's results from management's perspective. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the financial tables at the end of this press release.

Management has not reconciled its outlook for non-GAAP Diluted EPS to Diluted EPS for Q3F23 as it does not provide guidance on the reconciling items between Diluted EPS and non-GAAP Diluted EPS, as a result of the uncertainty regarding, and the potential variability of, these items. The actual amount of such reconciling items could have a significant impact on our non-GAAP Diluted EPS and, accordingly, a reconciliation of Diluted EPS to non-GAAP Diluted EPS for Q3F23 is not available without unreasonable effort.

About Kulicke & Soffa

Founded in 1951, Kulicke & Soffa specializes in developing cutting-edge semiconductor and electronics assembly solutions enabling a smart and more sustainable future. Our ever-growing range of products and services supports growth and facilitates technology transitions across large-scale markets, such as advanced display, automotive, communications, compute, consumer, data storage, energy storage and industrial.
Caution Concerning Results and Forward-Looking Statements
In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our judgments and future expectations concerning our business, including the importance and competitiveness of our advanced display products and other emerging technology transitions, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, the effects of the COVID-19 pandemic and macroeconomic headwinds on our business, our ability to develop, manufacture and gain market acceptance of new products, and the other factors listed or discussed in our Annual Report on Form 10-K for the fiscal year ended October 1, 2022, filed on November 17, 2022, and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Kulicke and Soffa Industries, Inc.
Joseph Elgindy
Finance
P: +1-215-784-7518

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended		Six months ended
	April 1, 2023	April 2, 2022	April 1, 2023	April 2, 2022
Net revenue	$173,021	$384,282	$349,254	$845,170
Cost of sales	88,929	182,572	176,456	420,222
Gross profit	84,092	201,710	172,798	424,948

Operating expenses:
Selling, general and administrative	33,063	33,937	73,563	71,487
Research and development	35,999	37,281	70,507	70,450
Amortization of intangible assets	1,563	1,151	2,957	2,434
Acquisition-related costs	334	—	441	—
Restructuring	504	—	879	126
Total operating expenses	71,463	72,369	148,347	144,497
Income from operations	12,629	129,341	24,451	280,451
Other income (expense):
Interest income	8,000	470	14,559	941
Interest expense	(32)	(97)	(66)	(137)
Income before income taxes	20,597	129,714	38,944	281,255
Income tax expense	5,556	13,713	9,314	31,648
Net income	$15,041	$116,001	$29,630	$249,607

Net income per share:
Basic	$0.27	$1.89	$0.52	$4.03
Diluted	$0.26	$1.86	$0.51	$3.97

Cash dividends declared per share	$0.19	$0.17	$0.38	$0.34

Weighted average shares outstanding:
Basic	56,684	61,482	56,868	61,934
Diluted	57,577	62,435	57,739	62,907

	Three months ended		Six months ended
Supplemental financial data:	April 1, 2023	April 2, 2022	April 1, 2023	April 2, 2022
Depreciation and amortization	$6,542	$5,224	$12,155	$10,563
Capital expenditures	17,383	3,384	33,034	6,260
Equity-based compensation expense:
Cost of sales	323	308	631	534
Selling, general and administrative	3,731	3,296	8,598	7,252
Research and development	1,325	1,092	2,671	2,222
Total equity-based compensation expense	$5,379	$4,696	$11,900	$10,008

	As of
	April 1, 2023	April 2, 2022
Number of employees	3,089	3,445

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	April 1, 2023	October 1, 2022
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$389,102	$555,537
Short-term investments	345,000	220,000
Accounts and other receivable, net of allowance for doubtful accounts of $0 and $0, respectively	169,140	309,323
Inventories, net	224,159	184,986
Prepaid expenses and other current assets	61,472	62,200
TOTAL CURRENT ASSETS	1,188,873	1,332,046

Property, plant and equipment, net	110,680	80,908
Operating right-of-use assets	44,908	41,767
Goodwill	98,893	68,096
Intangible assets, net	39,892	31,939
Deferred tax assets	32,157	25,572
Equity investments	5,433	5,397
Other assets	3,206	2,874
TOTAL ASSETS	$1,524,042	$1,588,599

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	54,851	67,311
Operating lease liabilities	7,271	6,766
Accrued expenses and other current liabilities	112,301	134,541
Income taxes payable	21,328	40,063
TOTAL CURRENT LIABILITIES	195,751	248,681

Deferred tax liabilities	36,180	34,037
Income taxes payable	52,537	64,634
Operating lease liabilities	39,557	34,927
Other liabilities	16,320	11,670
TOTAL LIABILITIES	340,345	393,949

SHAREHOLDERS' EQUITY
Common stock, no par value	567,031	561,684
Treasury stock, at cost	(719,619)	(675,800)
Retained earnings	1,349,736	1,341,666
Accumulated other comprehensive loss	(13,451)	(32,900)
TOTAL SHAREHOLDERS' EQUITY	$1,183,697	$1,194,650

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,524,042	$1,588,599

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Six months ended
	April 1, 2023	April 2, 2022	April 1, 2023	April 2, 2022
Net cash provided by operating activities	$1,820	$73,135	$86,936	$169,009
Net cash (used in) / provided by investing activities	(147,283)	134,172	(186,197)	141,461
Net cash used in financing activities	(16,681)	(186,987)	(72,911)	(211,064)
Effect of exchange rate changes on cash and cash equivalents	633	(1,357)	5,737	(1,741)
Changes in cash and cash equivalents	(161,511)	18,963	(166,435)	97,665
Cash and cash equivalents, beginning of period	550,613	441,490	555,537	362,788
Cash and cash equivalents, end of period	$389,102	$460,453	$389,102	$460,453

Short-term investments	345,000	230,000	345,000	230,000
Total cash, cash equivalents and short-term investments	$734,102	$690,453	$734,102	$690,453

Reconciliation of U.S. GAAP
to Non-GAAP Income from Operations and Operating Margin
(In thousands, except percentages)
(Unaudited)

	Three months ended
	April 1, 2023	April 2, 2022	December 31, 2022
Net revenue	$173,021	$384,282	$176,233
U.S. GAAP income from operations	12,629	129,341	11,822
U.S. GAAP operating margin	7.3%	33.7%	6.7%

Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	1,563	1,151	1,394
Restructuring	504	—	375
Equity-based compensation	5,379	4,696	6,521
Acquisition-related costs	334	—	107
Non-GAAP income from operations	$20,409	$135,188	$20,219
Non-GAAP operating margin	11.8%	35.2%	11.5%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and
U.S. GAAP net income per share to Non-GAAP net income per share
(In thousands, except percentages and per share data)
(Unaudited)

	Three months ended
	April 1, 2023	April 2, 2022	December 31, 2022
Net revenue	$173,021	$384,282	$176,233
U.S. GAAP net income	15,041	116,001	14,589
U.S. GAAP net margin	8.7%	30.2%	8.3%

Non-GAAP adjustments:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	1,563	1,151	1,394
Restructuring	504	—	375
Equity-based compensation	5,379	4,696	6,521
Acquisition-related costs	334	—	107
Net income tax benefit on non-GAAP items	(892)	(385)	(1,218)
Total non-GAAP adjustments	$6,888	$5,462	$7,179
Non-GAAP net income	$21,929	$121,463	$21,768
Non-GAAP net margin	12.7%	31.6%	12.4%

U.S. GAAP net income per share:
Basic	0.27	1.89	0.26
Diluted(a)	0.26	1.86	0.25

Non-GAAP adjustments per share:(b)
Basic	0.12	0.09	0.13
Diluted	0.12	0.09	0.12

Non-GAAP net income per share:
Basic	$0.39	$1.98	$0.39
Diluted(c)	$0.38	$1.95	$0.37

Weighted average shares outstanding:
Basic	56,684	61,482	57,051
Diluted	57,577	62,435	57,729
(a)GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock, but that effect is excluded when calculating GAAP diluted net loss per share because it would be anti-dilutive.
(b)Non-GAAP adjustments per share include amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, acquisition and integration costs, equity-based compensation expenses, and income tax effects associated with the foregoing non-GAAP items.
(c)Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock.

Reconciliation of U.S. GAAP Cash provided by Operating Activities to Non-GAAP Adjusted Free Cash Flow
(In thousands, except percentages)
(unaudited)

	Three months ended
	April 1, 2023	April 2, 2022	December 31, 2022
U.S. GAAP net cash provided by operating activities	$86,936	$73,135	$85,116
Expenditures for property, plant and equipment	(24,515)	(5,658)	(13,878)
Proceeds from sales of property, plant and equipment	235	119	—

Non-GAAP adjusted free cash flow	62,656	67,596	71,238